UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2017

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2017, the board of directors of Broadwind Energy, Inc. (the “Company”) appointed Jason L. Bonfigt, currently Vice President and Corporate Controller of the Company, as Chief Financial Officer and Treasurer of the Company, effective August 7, 2017. He will retain his title as Vice President and will remain the Company’s Principal Accounting Officer, but will cease to be the Corporate Controller of the Company. Mr. Bonfigt will also become the Principal Financial Officer of the Company. At the same time, Stephanie K. Kushner will cease to be Chief Financial Officer and Treasurer of the Company. Ms. Kushner will remain President and Chief Executive Officer of the Company.

Mr. Bonfigt, age 39, has served as the Company’s Vice President and Corporate Controller since August 1, 2016. He was previously Vice President of Finance at Brad Foote Gear Works, Inc., the Company’s wholly-owned subsidiary, beginning in May 2014, and before that served as the Company’s Director of Finance beginning in March 2011. Mr. Bonfigt joined the Company in August 2008, and during his tenure has held various financial and operational roles, focusing on financial reporting and control and financial planning and analysis. He holds a Bachelor of Science degree in Accounting and Finance from the University of Wisconsin - Green Bay and a Master of Business Administration degree in Finance and Economics from the Kellogg School of Management at Northwestern University. Mr. Bonfigt has no related party transactions with the Company reportable under Item 404(a) of Regulation S-K and has no family relationships with any director, executive officer or nominee for director or executive officer of the Company.

In connection with his appointment, Mr. Bonfigt will receive an annual base salary of $215,000. He will be eligible for participation in the Company’s Executive Short-Term Incentive Plan, with a target award of 50% of his base salary, and in the Company’s 2015 Equity Incentive Plan, with a target award of 50% of his base salary. His bonus and equity awards for 2017 will be pro-rated based on the date of his appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

July 31, 2017	By:	/s/ Stephanie K. Kushner

Stephanie K. Kushner
President, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)